UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

RUBY TUESDAY, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-12454	63-0475239
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 East Broadway Avenue

Maryville, Tennessee 37804

(Address of Principal Executive Offices)

(865) 379-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	OTHER EVENTS

Supplement to the Definitive Proxy Statement

As previously announced, on October 16, 2017, Ruby Tuesday, Inc., a Georgia corporation (“Ruby Tuesday”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RTI Holding Company, LLC, a Delaware limited liability company (“Holding”), and its wholly-owned subsidiary, RTI Merger Sub, LLC, a Georgia limited liability company (“Merger Subsidiary”). Both Holding and Merger Subsidiary are affiliates of NRD Partners II, L.P. (the “Fund”). Pursuant to the terms of the Merger Agreement, Merger Subsidiary will be merged with and into Ruby Tuesday, with Ruby Tuesday surviving the merger as a wholly-owned subsidiary of Holding (the “Merger”).

On November 20, 2017, Ruby Tuesday filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with a special meeting of the stockholders of Ruby Tuesday, scheduled for December 20, 2017, at which stockholders of Ruby Tuesday will be asked to consider and vote upon, among other proposals, a proposal to approve and adopt the Merger Agreement.

Ruby Tuesday makes the below listed supplemental disclosures to the Definitive Proxy Statement in this Form 8-K. These supplemental disclosures should be read in conjunction with the Definitive Proxy Statement, which in turn should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent that information in this Form 8-K differs from or updates information contained in the Definitive Proxy Statement, the Definitive Proxy Statement shall be deemed updated by the information contained in this Form 8-K.

Summary (Beginning of Page 1 of the Definitive Proxy Statement)

The second sentence in the second paragraph on page 10 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined, strikethrough of deleted disclosure):

At the close of business on November 17~~15~~, 2017, 61,190,829 shares of Ruby Tuesday common stock were issued and outstanding, approximately 2.7% of which were held by Ruby Tuesday’s directors and executive officers.

Questions and Answers (Beginning of Page 12 of the Definitive Proxy Statement)

The fourth sentence in the paragraph beginning with “The record date for the special meeting . . .” on page 15 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined, strikethrough of deleted disclosure):

At the close of business on November 17~~15~~, 2017, there were 61,190,829 shares of Ruby Tuesday common stock issued and outstanding, approximately 2.7% of which were held by Ruby Tuesday’s directors and executive officers.

The Special Meeting – Record Date; Stockholders Entitled to Vote (Beginning on Page 24 of the Definitive Proxy Statement)

The second sentence in the second paragraph on page 24 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined, strikethrough of deleted disclosure):

At the close of business on November 17~~15~~, 2017, 61,190,829 shares of Ruby Tuesday common stock were issued and outstanding, and there were 1,804~~1,805~~ holders of record of Ruby Tuesday common stock.

The Special Meeting – Voting by Ruby Tuesday’s Directors and Executive Officers (Beginning on Page 25 of the Definitive Proxy Statement)

The first sentence in the fourth paragraph on page 25 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined, strikethrough of deleted disclosure):

At the close of business on November 17~~15~~, 2017, directors and executive officers of Ruby Tuesday and their affiliates were entitled to vote 1,641,182~~1,147,693~~ shares of Ruby Tuesday common stock, or approximately 2.7%~~1.9%~~ of the shares of Ruby Tuesday common stock issued and outstanding on that date.

Market Prices of Ruby Tuesday Common Stock (Beginning of Page 81 of the Definitive Proxy Statement)

The third sentence in the second full paragraph on page 81 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined, strikethrough of deleted disclosure):

At the close of business on November 17~~15~~, 2017, there were 1,804~~1,805~~ holders of record of Ruby Tuesday common stock.

The second sentence in the third full paragraph on page 81 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined, strikethrough of deleted disclosure):

At the close of business on November 17~~15~~, 2017, Ruby Tuesday had 61,190,829 shares of Ruby Tuesday common stock issued and outstanding.

Litigation Updates

As described in the Definitive Proxy Statement, in connection with the transactions contemplated by the Merger Agreement, as of November 15, 2017, various combinations of Ruby Tuesday, its directors, Holding, Merger Subsidiary and the Fund have been named as defendants in six purported stockholder class actions filed in the United States District Court for the Eastern District of Tennessee by alleged stockholders of Ruby Tuesday. The lawsuits are captioned Maseman v. Ruby Tuesday, Inc., et al., 3:17-cv-00478 (filed on November 8, 2017), Sun v. Ruby Tuesday, Inc., et al., 3:17-cv-00482 (filed on November 9, 2017) (“Sun”), Rosenfeld v. Ruby Tuesday, Inc., et al., 3:17-cv-00485 (filed on November 10, 2017), Raul v. Ruby Tuesday, Inc., et al., 3:17-cv-00494 (filed on November 13, 2017) (“Raul”), Patterson v. Ruby Tuesday, Inc., et al., 3:17-cv-00495 (filed on November 14, 2017) (“Patterson”) and Breslau v. Ruby Tuesday, Inc., et al., 3:17-cv-00496 (filed on November 14, 2017) (collectively, the “Previously Disclosed Actions”).

On November 16, 2017, a purported stockholder class action was filed in the United States District Court for the Eastern District of Tennessee against Ruby Tuesday, its directors, Holding and Merger Subsidiary. The lawsuit is captioned Williams v. Ruby Tuesday, Inc., et al., 3:17-cv-00499 (“Williams”).

On November 17, 2017, a purported stockholder class action was filed in the United States District Court for the Eastern District of Tennessee against Ruby Tuesday and its directors. The lawsuit is captioned Saile v. Ruby Tuesday, Inc., et al., 3:17-cv-00501 (together with the Previously Disclosed Actions and Williams, the “Actions”).

On November 21, 2017, plaintiffs in the Actions filed motions to consolidate the Actions and appoint Marcell Maseman as interim lead plaintiff, among other actions.

On November 28, 2017, a stockholder action was filed in the United States District Court for the Eastern District of Tennessee against Ruby Tuesday and its directors. The lawsuit is captioned Bailey v. Ruby Tuesday, Inc., et al., 3:17-cv-00511 (“Bailey”).

The complaints in the Actions and Bailey assert claims against various combinations of Ruby Tuesday, its directors, Holding, Merger Subsidiary and the Fund pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Ruby Tuesday’s directors (and in Williams, including Holding and Merger

Subsidiary) pursuant to Section 20(a) of the Exchange Act and generally allege that the preliminary proxy statement omitted certain material information regarding the Merger, and that Ruby Tuesday’s directors had control person liability for the alleged material omissions. In addition, the Patterson complaint asserts a claim against Ruby Tuesday’s directors for breach of fiduciary duties. The complaints generally seek, among other remedies, to enjoin the Merger, or in the event that the Merger is consummated, rescission of the Merger and unspecified damages, costs and attorney’s fees. The defendants believe that the Actions and Bailey are without merit and intend to defend vigorously against all claims asserted.

Between November 30, 2017 and December 4, 2017, plaintiffs in Sun, Raul, Patterson, and Williams filed notices of voluntary dismissal that dismissed the Fund, Holding, and Merger Subsidiary (as applicable) as defendants from those respective actions.

On December 6, 2017, a purported Ruby Tuesday stockholder opposed the appointment of Marcel Maseman as interim lead plaintiff in the Actions.

Additional Supplement to the Definitive Proxy Statement In Connection with the Actions

Ruby Tuesday, its directors, Holding, Merger Subsidiary and the Fund have vigorously denied, and continue to vigorously deny, that they have breached any fiduciary duty, committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that have been or could have been alleged in the Actions and Bailey (or other litigation related to the Merger), and expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal obligations. Nonetheless, Ruby Tuesday makes the below listed additional supplemental disclosures to the Definitive Proxy Statement in this Form 8-K in connection with the Actions. These supplemental disclosures should be read in conjunction with the Definitive Proxy Statement, which in turn should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent that information in this Form 8-K differs from or updates information contained in the Definitive Proxy Statement, the Definitive Proxy Statement shall be deemed updated by the information contained in this Form 8-K.

The Merger (Proposal 1) – Background of the Merger (Beginning on Page 29 of the Definitive Proxy Statement)

The last sentence in the fourth paragraph on page 33 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined):

All of the confidentiality agreements contained a customary standstill provision prohibiting, among other things, the counterparty from acquiring shares of Ruby Tuesday common stock and waging a proxy contest or other shareholder activism campaign and included a customary “don’t ask, don’t waive” provision preventing such counterparty from requesting to waive the standstill provision without the prior consent of Ruby Tuesday. Such standstill provisions will terminate by their terms upon the end of a negotiated time period ranging from one to two years as the case may be. All of the confidentiality agreements continue to be in effect as of December 11, 2017, except that, as described below, on August 14, 2017, Ruby Tuesday agreed to waive Bidder 8’s and Bidder 11’s obligations under the standstill provision of their confidentiality agreements.

The second paragraph on page 42 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined):

On August 14, 2017, at the direction of the Ruby Tuesday board, UBS informed Bidder 8 and Bidder 11 that Ruby Tuesday was entering into exclusive discussions with another bidder and that it was terminating discussions with Bidder 8 and Bidder 11 in connection with a change-of-control transaction. At the same time, Ruby Tuesday agreed to waive Bidder 8’s and Bidder 11’s obligations under the standstill provision of their respective confidentiality agreements to the extent necessary to permit each such party to continue to submit unsolicited confidential proposals to Ruby Tuesday. The standstill provisions (including the “don’t ask, don’t waive” provisions) of the confidentiality agreements entered into with other bidders continue to be in effect as of December 11, 2017.

The Merger (Proposal 1) – Opinion of Ruby Tuesday’s Financial Advisor (Beginning on Page 48 of the Definitive Proxy Statement)

The second full paragraph on page 51 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined):

UBS performed discounted cash flow analyses utilizing financial forecasts and estimates prepared by the management of Ruby Tuesday. See the section entitled “The Merger (Proposal 1)—Certain Financial Projections” beginning on page 53 of this proxy statement. UBS calculated ranges of implied present values (as of October 15, 2017) of the standalone, after tax, unlevered, free cash flows that Ruby Tuesday was forecasted to generate from October 15, 2017 through May 31, 2022 and of terminal values for Ruby Tuesday. Implied terminal values were derived by applying to Ruby Tuesday’s 2022 estimated unlevered, free cash flows a range of perpetuity growth rates of 1.5% to 2.5%, which range was selected based on UBS’s professional judgment and expertise. Implied present values of cash flows and terminal values were calculated using discount rates ranging from 9.5% to 10.5%, based on the estimated range of Ruby Tuesday’s weighted average cost of capital, using the capital asset pricing model and based on considerations that UBS deemed relevant in its professional judgment and experience, taking into account certain metrics including yields for U.S. Treasury notes, levered and unlevered betas for a comparable group of companies, market risk and size premia, Ruby Tuesday’s estimated cost of debt, and Ruby Tuesday's target capital structure weighting. The discounted cash flow analyses resulted in a range of implied terminal enterprise value to next twelve months estimated EBITDA multiples of 4.6x to 5.9x for Ruby Tuesday and a range of implied equity values of $1.43 to $2.44 per share for Ruby Tuesday common stock.

The table immediately below the third full paragraph on page 51 of the Definitive Proxy Statement is revised to read as follows (supplemental disclosure underlined):

Announcement Date	Acquiror	Target	Enterprise Value ($mm)
January 24, 2017	Golden Gate Capital	Bob Evans Restaurants.	565
May 22, 2015	NRD Partners I, L.P.	Frisch Restaurants, Inc.	173
May 20, 2014	Sentinel Capital Partners / TriArtisan Capital Partners	TGI Fridays, Inc.	890
May 16, 2014	Golden Gate Capital	Red Lobster	2,113
January 16, 2014	Apollo Global Management, LLC	CEC Entertainment, Inc.	1,309
May 1, 2012	Centerbridge Partners, L.P.	Chang’s Bistro, Inc.	1,039
May 22, 2012	Angelo, Gordon & Co.	Benihana, Inc.	274
February 6, 2012	Fidelity National Financial, Inc.	O’Charley’s Inc.	300
December 16, 2011	Landry’s, Inc.	Morton’s Restaurant Group Inc.	188
November 8, 2011	Landry’s, Inc.	McCormick & Schmick's Seafood Restaurants, Inc.	132
May 25, 2011	Golden Gate Capital	California Pizza Kitchen, Inc.	452
August 30, 2010	Kelso & Company	Logan’s Roadhouse, Inc.	560
May 3, 2010	Oak Hill Capital Partners	Dave & Buster’s, Inc.	570
November 3, 2009	Tilman J. Fertitta	Landry’s Restaurants Inc.	1,140

The following disclosure is added on page 52 of the Definitive Proxy Statement following the second sentence of the last paragraph on page 51 of the Definitive Proxy Statement beginning with “UBS reviewed, among other things . . .”, and a paragraph break is inserted after such disclosure:

The results of this analysis are indicated below:

EV/LTM EBITDA Multiples
Selected Transactions
Golden Gate Capital / Bob Evans Restaurants.	8.6x
NRD Partners I, L.P. / Frisch Restaurants, Inc.	7.9x
Sentinel Capital Partners & TriArtisan Capital Partners / TGI Fridays, Inc.	7.5x
Golden Gate Capital / Red Lobster	9.2x
Apollo Global Management, LLC / CEC Entertainment, Inc.	7.8x
Centerbridge Partners, L.P. / Chang’s Bistro, Inc.	8.4x
Angelo, Gordon & Co. / Benihana, Inc.	9.1x
Fidelity National Financial, Inc. / O’Charley’s Inc.	8.0x
Landry’s, Inc. / Morton’s Restaurant Group Inc.	7.7x
Landry’s, Inc. / McCormick & Schmick's Seafood Restaurants, Inc.	8.1x
Golden Gate Capital / California Pizza Kitchen, Inc.	7.6x
Kelso & Company / Logan’s Roadhouse, Inc.	7.8x
Oak Hill Capital Partners / Dave & Buster’s, Inc.	6.9x
Tilman J. Fertitta / Landry’s Restaurants Inc.	5.9x
Median	7.8x
Mean	7.9x

Ruby Tuesday, Inc.
As of September 5, 2017	7.9x

The following disclosure is added following the third sentence of the paragraph beginning with “UBS reviewed, among other things . . .” on page 52 of the Definitive Proxy Statement, and a paragraph break is inserted after such disclosure:

The results of this analysis are indicated below:

EV/NTM EBITDA Multiples
Selected Companies
Bloomin’ Brands, Inc.	6.6x
Brinker International, Inc.	6.8x
Darden Restaurants, Inc.	9.4x
Red Robin Gourmet Burgers, Inc.	7.1x
Median	6.9x
Mean	7.5x

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. In connection with the Merger, Ruby Tuesday has filed with the SEC the Definitive Proxy Statement on November 20, 2017. The Definitive Proxy Statement has been mailed to stockholders of Ruby Tuesday. This communication is not a substitute for the Definitive Proxy Statement or any other documents Ruby Tuesday and/or Holding may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF RUBY TUESDAY AND HOLDING ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement and any other documents filed with the SEC by Ruby Tuesday and/or Holding through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Ruby Tuesday will be available free of charge on Ruby Tuesday’s internet website at http://www.rubytuesday.com or by contacting Ruby Tuesday’s Investor Relations Director by email at RubyTuesdayIR@icrinc.com or by phone at (646) 277-1273.

Participants in Solicitation

Ruby Tuesday, Holding, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Ruby Tuesday is set forth in the Definitive Proxy Statement, its Annual Report on Form 10-K for the fiscal year ended June 6, 2017, which was filed with the SEC on August 21, 2017 and amended on October 4, 2017, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Ruby Tuesday’s stockholders, is contained in the Definitive Proxy Statement and other relevant materials filed with the SEC.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between Ruby Tuesday and Holding are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Ruby Tuesday and Holding, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in Ruby Tuesday’s Definitive Proxy Statement, most recent report on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	failure of Holding to obtain the financing required to consummate the proposed transaction;

•	failure to obtain the approval of stockholders of Ruby Tuesday in connection with the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied; and

•	the diversion of management time to transaction-related issues.

Ruby Tuesday’s forward-looking statements are based on assumptions that Ruby Tuesday believes to be reasonable but that may not prove to be accurate. Neither Ruby Tuesday nor Holding can guarantee future results, level of activity, performance or achievements. Moreover, neither Ruby Tuesday nor Holding assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Ruby Tuesday and Holding assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2017

RUBY TUESDAY, INC.

By:	/s/ Rhonda Parish
Rhonda Parish
Chief Legal Officer